UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2018

CUSHMAN & WAKEFIELD plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-38611	98-1193584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Old Broad Street

London, United Kingdom, EC2N 1AR

(Address of Principal Executive Offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2018, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”) of the Board of Directors (the “Board”) of Cushman & Wakefield plc (the “Company”), the Board elected Jodie Mclean to the Board, effective October 30, 2018. Ms. Mclean will serve as a Class II director of the Board until the expiration of her term on the date of the Company’s annual meeting of shareholders in 2020 and until her successor is elected and qualified. Additionally, upon the recommendation of the Nominating and Corporate Governance Committee, the Board appointed Ms. Mclean and Raju Ruparelia, an existing director, to the Audit Committee (the “Audit Committee”) of the Board, effective October 30, 2018. Ms. Mclean and Mr. Ruparelia replace Elaine Chen and Timothy Dattels, who resigned as members of the Audit Committee, effective October 30, 2018, but remain directors on the Board.

Ms. McLean is the Chief Executive Officer of EDENS, one of the leading private owners, operators and developers of retail real estate in the United States.

There are no arrangements or understandings between Ms. Mclean and any other person pursuant to which Ms. Mclean was selected as a director of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Ms. Mclean and the Company. In connection with Ms. Mclean’s service as a member of the Board, she will receive the same compensation paid by the Company to its non-employee directors as disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-225742), as amended, relating to its initial public offering (the “IPO Registration Statement”). In addition to this compensation, Ms. Mclean will enter into the Company’s standard form of deed of indemnity for directors, a copy of which is filed as Exhibit 10.19 to the Company’s IPO Registration Statement. The compensation of the Company’s directors may be adjusted by the Board from time to time, subject to the terms of any letter agreements entered into with such directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSHMAN & WAKEFIELD PLC

Date: November 1, 2018	By:	/s/ Brett White
Brett White Director, Executive Chairman and Chief Executive Officer